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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 current report

                     Pursuant to Section 13 or 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: JUNE 9, 2000

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                          Internet Capital Group, Inc.

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               (Exact name of registrant as specified in charter)


        DELAWARE                      0-26929                   23-2996071
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

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       435 Devon Park Drive, Building 600, Wayne, PA        19087
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         (Address of Principal Executive Offices)         (Zip Code)

                                  610-230-4400
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              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OF ASSETS
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     On June 9, 2000, ICG Holdings, Inc., a Delaware corporation ("Holdings")
and a wholly-owned subsidiary of Internet Capital Group, Inc., a Delaware corporation (the "Company"), acquired a number of shares of common stock, par value $.001 per share ("eCredit.com Common Stock") of eCredit.com, Inc., a Delaware corporation ("eCredit.com"), equal to about 39% of the outstanding eCredit.com Common Stock on the date hereof. The acquisition was consummated pursuant to an Exchange Offer Agreement (the "Exchange Offer Agreement") dated as of February 24, 2000, among the Company, Holdings, eCredit.com and some of the stockholders of eCredit.com. Pursuant to the Exchange Offer Agreement, the Company issued an aggregate of 4,655,558 shares of common stock, par value $.001 per share (the "ICG Common Stock"). The number of shares issued by the Company was based on an exchange ratio of .5038822 shares of ICG Common Stock for each share of eCredit.com Common Stock acquired by Holdings. In connection with the exchange offer, eCredit.com issued to Holdings a Common Stock Purchase Warrant (the "Warrant") to purchase 1,563,491 shares of eCredit.com Common Stock, the principal terms of which are described below. As of June 23, 2000, the shares of eCredit.com Common Stock acquired by Holdings pursuant to the Exchange Offer Agreement, together with the shares of eCredit.com Common Stock underlying the Warrant represent about 33% of the outstanding eCredit.com Common Stock, calculated on a fully-diluted basis.

     eCredit.com, the Company and some of the stockholders of eCredit.com entered into ancillary agreements in connection with the Exchange Offer Agreement, including a Third Amended and Restated Stockholders' Agreement, a Third Amended and Restated Rights Agreement and a Post-IPO Agreement. The Stockholders' Agreement contains provisions restricting the transfer of equity interests of eCredit.com, providing for rights of first refusal, setting forth responsibilities of stockholders upon a sale of the Company and regulating the corporate governance of eCredit.com, among other things. The Rights Agreement contains provisions which, among other things, require eCredit.com to register certain offers and sales of shares of eCredit.com Common Stock upon request by the stockholders who are parties to the agreement or in connection with registrations of offers and sales of eCredit.com Common Stock by eCredit.com under the Securities Act of 1933, as amended (the "Securities Act"). The Rights Agreement also contains restrictions on transfers by the parties. The Post-IPO Agreement, which governs from and after the completion of an initial public offering of shares of eCredit.com Common Stock, contains provisions with respect to, among other things, the composition of the board of directors of eCredit.com, rights of first refusal granted to the Company and restrictions on transfer of shares of eCredit.com Common Stock.

     In addition, pursuant to the Exchange Offer Agreement, eCredit.com issued to Holdings the Warrant granting Holdings the right to purchase 1,563,491 shares of eCredit.com Common Stock. Holdings may exercise the Warrant from time to time in part or in its entirety beginning on the effective date of a registration statement filed by eCredit.com for an underwritten public offering of eCredit.com Common Stock resulting in aggregate net proceeds to eCredit.com of at least $30,000,000 (a "Public Offering") and ending on the fourth anniversary of such effective date. Holdings may exercise its purchase rights under the Warrant before the effective date of the registration statement if a change of control of eCredit.com occurs before a Public Offering. The purchase price for each share of eCredit.com Common Stock purchased by the Company is $191.88 if the Company provides notice of exercise of the Warrant at any time before 18 months after the completion of a Public Offering or $255.84 if such notice is given any time thereafter.

     eCredit.com is a provider of credit management and financing solutions for business-to-business and business-to-consumer commerce. eCredit.com's products allow businesses and lenders to automate and manage credit and financing decisions in real time.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (a) Financial Statements of Business Acquired

     Financial Statements required by this item were previously reported pursuant to instruction B.3. of Form 8-K in the Company's Registration Statement on Form S-4 filed on April 13, 2000, as amended (Registration No. 333-34722).

     (b) Pro Forma Financial Information

     Financial Statements required by this item were previously reported pursuant to instruction B.3. of Form 8-K in the Company's Registration Statement on Form S-4 filed on April 13, 2000, as amended (Registration No. 333-34722).

     (c) Exhibits


     2.1- Exchange Offer Agreement, dated as of February 24, 2000, by and among eCredit.com, Inc., Internet Capital Group Inc., ICG Holdings, Inc. and the other parties named therein (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4 filed by the Registrant on April 13, 2000, as amended (Registration No. 333-34722)).

     99.1- Press release issued by the Company on February 24, 2000 (incorporated by reference to the Registrant's filing on Form 425 filed on February 24, 2000 (Registration No. 132-01812)).

     99.2- Memorandum from the Company to Stockholders of eCredit.com (incorporated by reference to the Registrant's filing on Form 425 filed on May 16, 2000 (Registration No. 132-01812)).

     99.3-  Press release issued by the Company on June 12, 2000.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INTERNET CAPITAL GROUP, INC.

Date: June 23, 2000       By:  /s/ David D. Gathman
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                                   David D. Gathman
                                   Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.         Description
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    2.1             Exchange Offer Agreement, dated as of February 24, 2000, by and among eCredit.com, Inc., Internet Capital Group Inc.,
                    ICG Holdings Inc. and the other parties named therein
                    (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4 filed by the Registrant on April 13, 2000, as amended (Registration No. 333-34722)).

    99.1 Press release issued by the Company on February 24, 2000 (incorporated by reference to the Registrant's filing on Form 425 filed on February 24, 2000 (Registration No. 132-01812)).

    99.2 Memorandum from the Company to Stockholders of eCredit.com (incorporated by reference to the Registrant's filing on Form 425 filed on May 16, 2000 (Registration No. 132-01812)).

    99.3            Press release issued by the Company on June 12, 2000.